

Avid 2016 Financial Guidance

March 15, 2016

Safe Harbor

The information provided in this presentation includes forward-looking statements that involve risks and uncertainties, including, among other things, our anticipated results of operations and financial performance during 2016 which are based on certain assumptions regarding key factors and trends, including, for example a market growth of approximately 3% during 2016, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements regarding our financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital; the anticipated benefits of the Orad acquisition, including estimated synergies, including effects on future financial and operating results; and our liquidity. The guidance for 2016 is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the “Forward Looking Statements” section of our press release issued today as well as the Risk Factors and Forward-Looking Statements sections of the Company’s 2015 Annual Report on Form 10-K. Copies of these filings are available from the SEC, the Avid Technology web site or the Company’s Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of March 15, 2016, and Avid expressly disclaims any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

2016 Financial Guidance Model

Agenda

- 2016 Guidance and Trending
- Planning Assumptions and Factors
- Financial Modeling
  - Revenue
  - Expense
  - Adjusted Free Cash Flow
- Appendix
  - 2016 Full Year Guidance Metrics
  - Q1 2016 Guidance

2016 At-a-Glance

2016 will be a year focused on capitalizing on efficiency gains to achieve a leaner more directed cost structure and driving platform-enabled growth

Bookings
$500-536 million ($538 million in 2015)

Revenue
$500-525 million ($506 million in 2015)

Adjusted EBITDA
$60-75 million (up 9%-36%)

Adjusted Free Cash Flow
$2-12 million ($37 - $47 million increase)

Focused investments on high growth and strategic areas, including Alliances and Orad

Efficiency program resulting from platform strategy, silo elimination and completion of talent alignment targeting $68 million of annual savings





Financial Trending


Bookings (CFX)
$580
$560
$540
$520
$500
$480
$518
$562
$566
$530
2014
2015
2016 Guidance


Bookings (As Reported)
$550
$530
$510
$490
$470
$450
$519
$538
$536
$500
2014
2015
2016 Guidance


Non-GAAP Revenue
$540
$525
$510
$495
$480
$530
$506
$525
$500
2014
2015
2016 Guidance


Adjusted EBITDA
$80
$60
$40
$20
$72
$55
$75
$60
2014
2015
2016 Guidance

Platform Drives Growth and Efficiency Gains Resulting in Improved Financial Performance

Financial Trending



Non-GAAP Operating Expenses
$280
$270
$260
$250
$240
$270
$272
$262
$250
2014
2015
2016 Guidance



Non-GAAP Gross Margin
63%
61%
59%
57%
55%
61.6%
62.0%
60.5%
59.5%
2014
2015
2016 Guidance



Adjusted Free Cash Flow
$20
$0
-$20
-$40
$13
-$35
$12
$2
2014
2015
2016 Guidance

Platform Drives Growth and Efficiency Gains Resulting in Improved Financial Performance



Planning Assumptions and Considerations

Planning Foundation

Anticipated Market Conditions

- Media tech market rebounds from slow 2015 and grows at historical pace (3-4%)
- Reflects weaker dollar to start year but rates assumed to stay constant for remainder of year
- Continued shift to IP solutions
- Challenges remain for hardware focused competitors
- Workflow and asset management becomes more important

Bookings Growth

- Continued focus on platform sales
- Grow wallet share of existing customers
  - Optimize Orad, launch key new products & services
  - Develop alliance partnerships to provide more products to cross and up-sell
- Further leverage reseller network
- Expand customer ecosytem

Key Assumptions

- **Revenue $33 million lower reflecting less pre-2011 revenue**
- **$269 million rolling in from revenue backlog**
  - **$25 million of which is pre-2011 revenue**
- Assumed cost inflation of 3%
- Restatement spending complete

Cost Initiatives

- Completion of Phases1 and execution of Phase 2 efficiency programs
  - Talent alignment
  - Platform enabled labor efficiencies
  - Facility rationalization
- All identified cost actions completed by end of 2016



Revenue Modeling

Revenue Model


Current Bookings
Revenue
Book, Ship, Invoice, Recognize
Non-Deferred Revenue Backlog
Deferred Revenue (Post -2010)
Invoiced and Recognized over time
Reported Revenue
Deferred Revenue (Pre-2011)
Residual non-cash revenue from pre-2011 transactions

The ratio of revenue vs backlog/deferred revenue is heavily **product mix** dependent

Revenue Backlog

$M	Dec 31, 2015 Backlog	Expected Revenue Amortization Timing 2016	2017	2018	2019>
Pre-2011 Deferred Revenue	$ 26	$ 25	$ 1	$ 0	$ -
Post-2010 Deferred Revenue	323	148	76	48	51
Deferred Revenue	**348**	**173**	**77**	**48**	**51**
Backlog	204	96	42	20	46
Total Revenue Backlog	**$ 552**	**$ 269**	**$ 118**	**$ 68**	**$ 97**

Software revenue accounting rules changed on January 1, 2011

- New rules allow for unbundling of multiple element arrangements
- Resulted in deferral of less revenue

Amortization of deferred revenue relatively fixed

- Business practice changes could impact timing of future revenue

Non-Deferred Revenue Backlog reflects bookings that have not yet been invoiced

- Products not yet shipped
- Professional services not yet delivered
- Future years of multi-year support contracts

Revenue Conversion Model

Backlog Amortization is baseline of revenue model

Revenue Backlog Amortization	2014	2015	2016 Guidance Low	2016 Guidance High
Pre-2011 Transactions	$92	$58	$25	$25
Post -2010 Transactions	127	158	148	148
Non-Deferred Revenue Backlog	37	83	96	96
Revenue From Backlog Amortization	**$256**	**$299**	**$269**	**$269**

Bookings conversion is impacted by mix of products (for example):

- Software versus non-software
- Annual versus multi-year contracts
- Subscription & Cloud Adoption

	2014	2015	2016 Guidance Low	2016 Guidance High
Bookings	$519	$538	$500	$536
Bookings Conversion Rate Estimate	**53%**	**38%***	**46%**	**48%**
Revenue from Current Year Bookings	**$274**	**$207**	**$231**	**$256**

Revenue = Revenue backlog amortization + Current period bookings conversion

	2014	2015	2016 Guidance Low	2016 Guidance High
Revenue	**$530**	**$506**	**$500**	**$525**

* 2015 Model assumed bookings conversion of 46-47%. Actual 2015 conversion impacted by 10 year Sinclair transaction & strong multi-year contract bookings



Cost and Expense Modeling

Platform Drives 2016 Efficiency Gain Program

Efficiency Gain Opportunities

- Platform benefits allow more innovation at lower cost through shared service model
- Mature platform allows redundant siloes to be eliminated
- Benefits from organizational alignment and facilities rationalization

Efficiency Gain Program

- $68 million of annualized run rate savings with $40-$45 reflected in 2016
- Full annualized savings expected to be in run-rate as we exit 2016
- Total program expected to cost approximately $25 million, to be paid through Q2 2017
- Roughly 75/25 split between operating expense and cost of sales

2016 Efficiency Gains

	2016 Impact	Total Annualized Efficiency Gains
Personnel Related	$26-$27	$ 44
Facility and Infrastructure Related	$3-4	7
Marketing Programs	$1-2	3
Contractor and Consultants	$6-7	8
Other Vendor Related	$4-5	6
Total Savings	$40-45	$ 68

- $68 million of Annualized Savings Expected in run rate by beginning of 2017
- $40-$45 expected to be reflected in 2016 results
- Approximately 2/3 relate to personnel related savings


Quarterized Savings
100%
80%
60%
40%
20%
0%
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17

- Savings impact increases throughout 2016
- Percentages to left reflect how much of the total $68 million savings is expected to be reflected in that quarter.

Non-GAAP Operating Expense Bridging Considerations

2015 Non-GAAP Operating Expense: $272 million

Full Year Impact of Orad Expenses: $8-10 million

Annual Merit and Cost Inflation: $5-8 million

2016 Impact of Efficiency Program: $40-45 million

Non-GAAP Operating Expense Impact of Efficiencies: ~75%

2016 Guidance: $250 – 262 million



Cash Flow Modeling

Key 2016 Cash Flow Drivers

Sources

- Full year impact of 2015 efficiency actions
- Current year cash impact from 2016 efficiency program
- New product releases impacting 2nd half
- Conversion of higher backlog entering 2016, including Sinclair payment
- Improving product mix

Uses

- New debt service cost
- Continued transition to recurring revenue model
- Investments in Tier 3 digital marketing strategy
- Cost of 2016 efficiency program (excluded from free cash flow)

Anticipated improvement in 2016 free cash flow will be primarily driven by execution of efficiency gain program

Full Year 2016 Cash Flow Modeling Assumptions

Cash Collections	2016 Guidance	2016 Cash Conversion Rate
Opening Accounts Receivable	$59	100%
Backlog Conversion		
2016 Revenue from Backlog	$96	80-90%
2017 Revenue collected in 2016	$42	45-50%
2016 Bookings	$500-$536	60%-63%

Cash Disbursements	
Cost of Sales	$198-213
Operating Expenses	$250-262
Less: Depreciation	($16)-($17)
CapEx	$17-19
Cash Taxes	$2-4
Cash Interest	$6-8
Working Capital Change (excl. Pre-2011)	$0

Q1 2016 Cash Flow Modeling Assumptions

Cash Collections	Q1 2016 Guidance	2016 Cash Conversion Rate
Opening Accounts Receivable	$59	90-95%
Backlog Conversion		
Q1 2016 Revenue from Backlog	$30-$35	80-85%
Q2-Q4 2016 Revenue collected in Q1	$61-$66	5-10%
Q1 2016 Bookings	$100-$112	25-28%

Cash Disbursements	
Cost of Sales	$47-$51
Operating Expenses	$64-$66
Less: Depreciation	($4.0)-($4.3)
CapEx	$3.5-$4.0
Cash Taxes	$0.5-$1.0
Cash Interest	$0.1-$0.3
Working Capital Change (excl. Pre-2011) *	$10-$15

* Q1 working capital change primarily related to inventory purchases in advance of new product releases

Avid Investor Relations
Jon Huang
(978) 640-5126
Jon.huang@avid.com



Appendix

2016 Full Year Guidance

Bookings	Bookings (CFX)
$500 -$536M	$530 -$566M

Revenue	Operating Expenses
$500 - $525M	$250-$262M

Adjusted EBITDA	Adjusted Free Cash Flow
$60 - $75M 12%-14% Adjusted EBITDA Margin	$2 - 12M

2016 Full Year Guidance – Supporting Metrics

Gross Margin	Capital Expenditures
59.5% - 60.5%	$17-$19M

Depreciation	Cash Taxes
$16-$17M	$2-4M

Q1 2016 Guidance

Bookings	Bookings (CFX)
$100 -$112M	$108 -$118M

Revenue	Operating Expenses
$120 - $125M	$64-$66M

Adjusted EBITDA	Adjusted Free Cash Flow
$11 - $14M 9%-11% Adjusted EBITDA Margin	($15) – ($9M)